CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the Travelers Series Fund Inc. - Alliance Growth Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Financial Officer
Travelers Series Fund Inc. -                 Travelers Series Fund Inc. -
Alliance Growth Portfolio                    Alliance Growth Portfolio


/s/ R. Jay Gerken                            /s/ Richard Peteka
---------------------------------            -------------------------------
R. Jay Gerken                                Richard Peteka
Date: June 27, 2003                          Date: June 27, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Travelers Series Fund Inc. - Alliance Growth Portfolio and will be retained by Travelers Series Fund Inc. - Alliance Growth Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Travelers Series Fund Inc. - Smith         Travelers Series Fund Inc. - Smith
Barney Large Cap Value Portfolio           Barney Large Cap Value Portfolio

/s/ R. Jay Gerken                          /s/ Richard Peteka
---------------------------                ----------------------------
R. Jay Gerken                              Richard Peteka
Date: June 27, 2003                        Date:  June 27, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio and will be retained by Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the Travelers Series Fund Inc. - Van Kampen Enterprise Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Financial Officer
Travelers Series Fund Inc. -                 Travelers Series Fund Inc. -
Van Kampen Enterprise Portfolio              Van Kampen Enterprise Portfolio


/s/ R. Jay Gerken                            /s/ Richard Peteka
------------------------------               ------------------------------
R. Jay Gerken                                Richard Peteka
Date: June 27, 2003                          Date: June 27, 2003

A signed original of this written statement required by Section 906 or other document authenticating, acknowledging otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Travelers Series Fund Inc. - Van Kampen Enterprise Portfolio and will be retained by Travelers Series Fund Inc. - Van Kampen Enterprise Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.